MERIDIAN FUND, INC.®

Meridian Growth Fund®

Meridian Contrarian Fund

Meridian Equity Income Fund®

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 16, 2018

to the Statement of Additional Information dated October 31, 2017 for Class A Shares; Class C Shares; Investor Class Shares

Legacy Class Shares; Institutional Class Shares

The following change has been made to the Funds’ Statement of Additional Information dated October 31, 2017 (the “SAI”):

1.	The second paragraph in the “Information About the Directors and Officers of Meridian” section of the SAI is hereby deleted and replaced in its entirety with the following:

“The general operations of the Funds are under the direction of the Board. The Board establishes the Funds’ policies and oversees the management of the Funds and the performance of the Officers. The Officers are primarily responsible for the day-to-day operations of the Funds. Shareholders who want to communicate with the Board or an individual Director should send written communications to c/o Katie Jones, 100 Fillmore Street, Suite 325, Denver, CO 80206, addressed to “The Board of Directors of Meridian Fund, Inc.” or the individual Director(s). Ms. Jones may determine not to forward to the Board or individual Director any letter that does not relate to the business of a Fund.”

2.	The “Treasurer” line item in the table under the “Information About the Directors and Officers of Meridian” section of the SAI are hereby deleted and replaced in their entirety with the following:

Officers	Position(s) Held with Fund:	Length of Service	Principal Occupation(s) During Past 5 Years
Katie Jones (33)	Principal Financial Officer and Treasurer	Indefinite; Since March 16, 2018	Controller, ArrowMark Colorado Holdings, LLC; formerly, Assistant Controller and Alternative Investment Accounting Supervisor, ALPS Fund Services

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE